PSMC 2021-1 Trust ABS-15G

Exhibit 99.16

EXECUTIVE NARRATIVE:

This Executive Summary summarizes the independent third-party due diligence review (the “Review”) conducted on 150 residential mortgage loans by Recovco Mortgage Management, LLC (“Recovco”) on behalf of its Client, American International Group (“Client”).

Recovco’s reports, which are to be made available to the recipient by the Client, include the loan-level results of Recovco’s independent, third-party due diligence review conducted for the Client.

Recovco performed certain due diligence services described below on residential mortgages. The review was conducted on behalf of Client from May 2020 to January 2021 via file images provided by the Client for the review.

The table below identifies the origination channel for the loans in the subject review:

Origination Channel	Loan Count	Percentage Of Reviewed Population (by count)
Retail	46	30.67%
Correspondent Bulk	100	66.67%
Correspondent Flow with Delegated Underwriting	4	2.66%
Total	150	100.00%

DESCRIPTION OF SERVICES:

Recovco was instructed to perform a credit, regulatory compliance, data validation, and valuation review (the “Review Population”) in accordance with national recognized statistical rating organizations (“NRSRO(s)”) review standards in place as of the review date.

LOAN REVIEW POPULATION:

Recovco does not know the size of the overall securitization population and other third-party review firms that may have been engaged. The table below summarizes the reviews conducted by Recovco:

Review	Reviewed Total	% of Sample
Data Integrity Population	150	100%
Credit Population	150	100%
Compliance Population	150	100%
Valuation Population	150	100%

DATA INTEGRITY:

Where available, Recovco compared the data fields below on the bid tape provided by the Client to the data found in the actual file as captured by Recovco. This information may not have been available for all mortgage loans. This comparison included the following data fields:

Last Name	Appraised Value	1st Rate Chg Date	Rate Index	Rounding Code
First Name	Sale Price	Prepay Months	Amortization Term	Lookback Period
Occupancy	LTV	MI Company	Neg Am Flag	Initial Rate Cap
Purpose	CLTV	MI Coverage	IO Term	Periodic Rate Cap
Address	Note Date	Next Due Date	PP Terms	Life Rate Cap
State	Loan Amount	Property Units	PP Months	Life Rate Floor
Zip	First Payment Date	Maturity Date	Balloon Flag	Margin
Property Type	Original Rate	Mod Flag	Next Rate Chg Date	Reset Frequency
Lien Position	Original P&I	Mod Date	First Pmt Chg Date	Current P&I
Orig Credit Score	Interest Only Flag	Current Rate	Next Pmt Chg Date	DTI
Self Employed Flag	Social Security Number

CREDIT UNDERWRITING:

Recovco performed a review of the loan package to determine whether such package meets the credit and property underwriting criteria AIG Jumbo Guidelines, in effect at the time of such loan’s origination and that adequate support for the underwriting decision is contained in the file. Recovco reported to Client any exceptions utilizing Client accessed Recovco systems or other mutually agreed upon written report.

To complete these activities, Recovco completed a review utilizing the following review scope:

Recovco will review asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to Recovco and/or as directed by Client. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file will also be performed.

Credit Application: For the Credit Application, Recovco will verify that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: Recovco’s review will include confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to guidelines. In order to make this determination, Recovco: will (i) capture the monthly consumer debt payments for use in relevant calculations, (ii) note and research the Real Estate Owned and fraud alerts, and (iii) gather data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: Recovco will determine whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation will be used to verify whether the income used to qualify the mortgage loan was calculated in accordance with guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and for certain programs (vii) bank statements.

Asset Review: Recovco will assess whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, Recovco will complete a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit, (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: Recovco will review the insurance present on the mortgage loan. During this review, Recovco will (i) verify that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirm that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirm that the premium amount on both the hazard and flood insurance matched what was used in the debt-to-income (“DTI”) calculations,

(iv) review the tax certificate to verify and compare monthly escrows used to calculate DTI matched, (v) confirm that the flood certification was for the correct borrower, property, lender and mortgage loan number, and (vi) complete other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

DU/LP Review: When provided and appropriate, Recovco will verify that DU findings included an approved/eligible decision as required per guidelines. However, all mortgage loans are manually underwritten with documentation requirements determined by Client guidelines and not AUS findings.

Occupancy Review: Recovco will confirm the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: Recovco will confirm the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics to be examined include (i) DTI of the borrower, (ii) the LTV/CLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: Recovco will review fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, Recovco will condition the mortgage loan for the missing fraud report product.

If a report was present, Recovco will review the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings are noted, Recovco will confirm that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Additional Review of Mortgage Loan File: Recovco will review the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in this portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, and (ii)  the presence of loan modification documents, and (iii) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

If standard GSE forms were not used for the mortgage loan, Recovco will seek to confirm the existence of: (i) a “due on sale” clause, (ii) mortgagors requirement to maintain adequate insurance at the mortgagor’s own expense, and (iii) the holder’s right to foreclose and to confirm that any homestead exemption has been waived as required by applicable law within the forms utilized.

REGULATORY COMPLIANCE REVIEW:

Please be advised that Recovco did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by Recovco are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which Recovco is relying in reaching such findings.

Please be further advised that Recovco does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by Recovco do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to Recovco. Information contained in any Recovco report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. Risk levels associated with a loan may have changed an exception level, given rating agency published guidance, written guidance, or other guidance from the rating agency team on the transaction. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged Recovco to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by Recovco are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. Recovco does not make any representation or warranty as to the value of any mortgage loan or mortgage loans collateral that has been reviewed by Recovco.

Regulatory Compliance Analysis: TPR will test each Mortgage Loan to verify that it closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the Mortgage Loan meets (i) the Truth in Lending Act (“TILA”), as amended by HOEPA, 15 U.S.C. §1601 et seq., as implemented by Regulation Z, 12 C.F.R. Part 1026; (ii) the Real Estate Settlement Procedures Act (“RESPA”), 12 U.S.C. §2603, as implemented by Regulation X, 12 C.F.R. Part 1024; (iii) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations (as applicable); and (iv) the disclosure requirements and prohibitions of the applicable state and local laws and ordinances that were enacted to combat predatory lending.

1.	The following section is applicable to Mortgage Loans with an application date on or after October 3, 2015:

a.	Documentation. Review of the following documents for regulatory compliance:

i.	Initial and final application (1003)

ii.	Note, including all addendums

iii.	Copy of note for any junior liens (if applicable)

iv.	Mortgage / Deed of Trust, including all riders

v.	Initial and Re-disclosed Loan Estimates (“LE”)

vi.	Initial CD (i.e., the CD required to be received by the borrower(s) at least 3 business days prior to consummation) and re-disclosed CDs (as applicable and permitted by TILA/Regulation Z)

vii.	Notice of Right to Cancel (if applicable)

viii.	Rate Lock date information;

b.	High Cost/Higher-Priced Loans

i.	Review of federal, state & local high cost, higher-priced and/or anti-predatory laws and regulations, including those set forth on S chedule 1. Any loan that is determined to be classified and/or defined as high cost, higher-priced, subprime, threshold, predatory high risk, covered or similar classification/definition must be reported.

ii.	Missing initial application / rate lock confirmation – If missing initial application, missing initial application date or missing rate lock confirmation results in inability to determine application date or rate set date for purposes of high cost / higher-priced mortgage loan testing, vendor will test based on: (1) a 6-month window prior to closing date for missing application date; and (2) all dates between application and closing for missing rate set date. Other evidence in file (e.g. date of initial disclosures, rate lock expiration on GFE) may be relied upon to estimate application or rate set date but will be determined on a case by case basis.

c.	TILA/Regulation Z. Review to determine compliance with the requirements of TILA/Regulation Z including, but not limited to, the following:

i.	A review and comparison of LEs and CDs with a report outlining any TILA violations, including a re-calculation of disclosed finance charge, principal and interest calculations, proper completion of the Projected Payments table, recalculation of disclosed APR and a review to determine disclosure differences were within the allowed tolerances and disclosures were provided within the required timeframe;

ii.	Loan Estimate (“LE”):

A.	Confirm the presence of the current LE in effect at the time of origination;

B.	Verify LE was provided to the borrower(s) within three (3) business days of the date the lender (or broker if applicable) received an “application” and at least 7 business days prior to consummation;

C.	Verify LE was provided to the borrower(s) within three (3) business days of: (a) the date the rate was locked; and (b) the date an expired rate lock was re-locked (if applicable). Evidence of rate lock (e.g., rate lock agreement, screen shot) is necessary to confirm rate lock date. A revised LE is not required to be disclosed if the rate has been extended with no other changes to the previously disclosed interest-rate dependent charges or terms provided the borrower has not entered into a new rate lock agreement with the lender.

D.	Verify the final LE was provided at least 4 business days prior to consummation and that no LE was provided to the borrower after a CD was provided;

E.	Verify all sections of the LE were accurately completed and that information was reflected in the appropriate locations;

F.	Determine whether a valid and properly documented reason (changed circumstance affecting settlement charges, changed circumstance affecting eligibility, revision requested by the consumer, interest rate has been locked, LE has expired, delayed settlement date on construction loan) accompanies a revised LE containing any increase in fee(s) (subject to the good faith provisions in 12 CFR § 1026(e)(3)), and verify if an LE was provided within 3 business days of the lender’s (or broker’s) receipt of information sufficient to establish that a reason for a revision applies.

1.	Any increase in (1) a fee that is subject to zero tolerance or (2) fees that cause the aggregate amount of charges as defined in 12 CFR § 1026.19(e)(3)(ii) to increase by more than 10% that are disclosed on a LE but not accompanied by one of the six specified reasons should be disregarded for purposes of tolerance testing, including any reset of tolerances. For that fee, the amount on the previously properly-disclosed LE should be used for testing of the zero and 10% tolerance categories. All other fees that have changed and are disclosed in compliance with TILA should be included in the tolerance testing, including changes to interest-rate related charges that change while the interest rate is floating and/or change upon re-disclosure within three (3) business days of rate lock or re-lock.

2.	Increases in fees as defined in 12 CFR § 1026.(e)(3)(iii) are permissible provided there is no evidence that the lender (or broker, if applicable) did not disclose the increase based on the best information reasonably available at the time (e.g. failure to disclose a homeowner’s insurance premium when homeowner’s insurance is required; prepaid interest amounts that are not consistent with the date the loan will close or with changes to loan terms).

3.	Documentation that simply restates the change (e.g. fee increased) with no further explanation is not sufficient.

G.	A difference between the disclosed Total Interest Percentage (TIP) and the calculated TIP (either under- or over- disclosed) should be conditioned. If the difference in calculation is due to the rounding of the loan payment to whole cents as permitted by 12 CFR § 1026.17(c)(3), this should be noted in the condition.

iii.	Closing Disclosure (“CD”):

A.	Confirm the current applicable CD was provided;

B.	Verify all sections of the CD were accurately completed and that information was reflected in the appropriate locations;

C.	Verify that the borrower, or each consumer with the right to rescind the transaction (if applicable), was provided with a copy of the CD within 3 business days of consummation;

D.	If the initial CD has been provided in lieu of a revised LE because there were fewer than four business days between the time the revised LE was required to be delivered and consummation, the CD may be used to reset fee tolerances provided the loan did in fact close within that timeframe and valid changed circumstances are documented to support fee increases as discussed below.

1.	Any increase in (1) a fee that is subject to zero tolerance or (2) fees that cause the aggregate amount of charges as defined in 12 CFR § 1026.19(e)(3)(ii) to increase by more than 10% is limited to one of the six reasons specified in the rule (changed circumstance affecting settlement charges, changed circumstance affecting eligibility, revision requested by the consumer, interest rate has been locked, LE has expired, delayed settlement date on construction loan).

i.	Any of these increased fees that are disclosed on the CD but not accompanied by one of the six specified reasons should be disregarded for purposes of tolerance testing, including any reset of tolerances. For that fee, the amount on the previously properly-disclosed LE should be used for testing of the zero and 10% tolerance categories. All other fees that have changed and are disclosed in compliance with TILA should be included in the tolerance testing, including changes to interest-rate related charges that change while the interest rate is floating and/or change upon re-disclosure within three (3) business days of rate lock or re-lock).

2.	Documentation that simply restates the change (e.g. fee increased, etc.) with no further explanation is not sufficient.

E.	Increases in fees as defined in 12 CFR § 1026.(e)(3)(iii) that are disclosed on the initial CD or any re-disclosed CD are permissible provided there is no evidence that the lender did not disclose the increase based on the best information reasonably available at the time (e.g. failure to disclose a homeowner’s insurance premium when homeowner’s insurance is required; prepaid interest amounts that are not consistent with the date the loan will close or with changes to loan terms).

F.	Any fees that are paid at closing by someone other than the borrower (e.g.; seller or other third party) should be treated as borrower-paid for purposes of the tolerance calculations in 12 CFR § 1026.19I(3)(i) – (iii). For example, if a $500 appraisal fee (for which the borrower could not shop) that was disclosed on the LE as paid in full or in part by the seller increases to $750 on the CD, the $250 increase must be considered, and a tolerance refund of $250 will be due to the borrower unless the increase had been re-disclosed subject to a valid changed circumstance. Fees paid by the lender should be reviewed for compliance with 12 CFR § 1026.19I(3)(i) (i.e.; an increased lender credit to cover an increased fee does not constitute a zero tolerance violation, but a decreased lender credit that was not re-disclosed subject to a valid changed circumstance is a violation and will require a refund).

G.	A difference between the disclosed Total Interest Percentage (TIP) and the calculated TIP (either under- or over- disclosed) should be conditioned. If the difference in calculation is due to the rounding of the loan payment to whole cents as permitted by 12 CFR § 1026.17I(3), this should be noted in the condition.

H.	For loans originated prior to October 10, 2017, any difference between the disclosed Total of Payments (TOP) and the calculated TOP (either under- or over-disclosed) should be conditioned. Effective for loans originated on/after October 10, 2017, the applicable tolerances in 12 CFR § 1026.23(g)(1)(ii) and § 1026.23(h)(2)(ii) (i.e. $35 tolerance for under-disclosure of TOP for loans subject to rescission) apply. TPR will note if a tolerance has been exceeded and, if so, the amount necessary to cure the tolerance violation.

I.	Review to confirm if any changes occurred before consummation that required a new 3-business day waiting period and, if so, if revised disclosures were provided and the required waiting period was met;

1.	If the APR decreases by greater than 1/8 of one percentage point, (or ¼ of one percentage point for an irregular transaction), confirm the disclosed APR resulted from the disclosed finance charge (i.e. the finance charge also decreased).

J.	Review any CDs provided to the borrower post-consummation to confirm revised disclosures and refunds were provided as required and within the required timeframes.

iv.	Written Estimate of Terms or Costs – confirm that any term/cost estimate provided to the borrower meets the content requirements of TILA and is not provided after the borrower has been, or is required to be, provided the LE.

A.	A Written Estimate of Terms or Costs may be provided within the 3-business day period after the lender’s receipt of a loan application as long as the Written Estimate is provided before the borrower receives the LE.

v.	Written List of Settlement Service Providers:

A.	If the borrower was permitted to shop for any settlement services as evidenced by the LE, confirm the Written List of Settlement Service Providers is in the Mortgage Loan File and meets the content requirements of TILA, including providing the name of at least one provider for each service for which the borrower was permitted to shop; and

1.	If the borrower was permitted to shop for a settlement service as evidenced on the LE and the List of Settlement Service Providers was not provided or did not list a provider for that service, the cost of the service must be included in the ten percent tolerance category unless the settlement service provider was the creditor or an affiliate of the creditor, in which case the cost of the service is considered an increase subject to the zero tolerance category. TPR will note if the tolerance has been exceeded and, if so, the amount necessary to cure the tolerance violation. TPR will also note a violation for failing to provide at least one settlement service provider for a service for which the borrower was entitled to shop.

B.	Verify the List of Settlement Service Providers was provided to the borrower(s) at the time of the LE disclosing the applicable service(s).

vi.	Special Information Booklet (“Your Home Loan Toolkit”):

A.	Confirm the presence of the Special Information Booklet (“Your Home Loan Toolkit”) in the Mortgage Loan File or that the Mortgage Loan File contains sufficient evidence that the disclosure was provided to the borrower (e.g., cover letter reflecting the Booklet as an enclosure) on purchase and construction (construction to permanent loans) Mortgage Loans; and

B.	Confirm the Special Information Booklet (“Your Home Loan Toolkit”) was provided within three (3) business days of the date the lender (or broker if applicable) received an “application.”

vii.	A review of the Notice of Right to Cancel, including a verification of the transaction date and expiration date, ensuring proper execution of the Notice of Right to Cancel by all required parties, verifying the disbursement date and determining if a full three (3) day rescission period was adequately provided to the borrower(s);

A.	A condition must be placed if the transaction is a refinance by the original creditor and the borrower was provided the Form H-8 rescission notice. TPR will note in the condition whether or not there was a new advance that is subject to rescission per TILA/Regulation Z.

viii.	Where the loan file contains evidence of a loan modification (other than a modification pursuant to the Home Affordable Modification Program (HAMP), review file to determine if the loan was a true modification that would not require new TILA disclosures. If not a true modification, must be treated as a refinancing for purposes of new TILA disclosures. Review notes / mortgages / mod agreements & determine if existing note / mortgage have been satisfied and replaced. If so, qualifies as refinancing unless:

A.	Reduction in APR with corresponding change in payment schedule (shortening of maturity, reduction in payment amount or number of payments). However, if maturity is lengthened or if payment amount or # of payments is increased beyond that remaining on existing transaction, new disclosures are required; OR

B.	Change in payment schedule or collateral requirements as a result of default/ delinquency. However, if rate is increased or additional credit is advanced beyond amounts already accrued plus insurance premiums, or a fixed rate loan is being modified into an adjustable rate loan, new disclosures required.

ix.	A review to ensure the Mortgage Loan meets the applicable Ability-to-Repay (“ATR”) requirements as set forth in regulations promulgated by the Consumer Financial Protection Bureau as found at 12 CFR § 1026.43. For purposes of such review, where loans were originated by a broker, consider the loan application date to be the date the loan file was received by the original creditor.

d.	RESPA/Regulation X: Review to ensure compliance with RESPA/Regulation X documentation and timing requirements in effect at origination of the Mortgage Loan for RESPA disclosures (Servicing Disclosure Statement; Affiliated Business Arrangement Disclosure; Initial Escrow Disclosure Statement; List of Homeownership Counseling Organizations).

e.	Equal Credit Opportunity Act/Regulation B: Confirm compliance with the January 18, 2014 requirements regarding the disclosure of the right to receive a copy of appraisals within three (3) business days of application, the right to receive a copy of the appraisals at least three (3) business days prior to consummation and any applicable waiver. The disclosure of the right to receive a copy of appraisals may be met by the disclosure on the Loan Estimate pursuant to 12 CFR § 1026.27(m)(1).

f.	Fair Credit Reporting Act/Regulation V: Confirm compliance with the current FCRA/Regulation V requirements regarding risk-based pricing notice, credit score disclosure and Notice to Home Loan Applicant, as applicable.

g.	Mandatory Arbitration – TPR will report mandatory arbitration provisions present in the loan file.

h.	Single Premium Credit Insurance – TPR will report single premium credit insurance policies or debt cancellation agreements present in the loan file.

i.	TPR will test for state prepayment and late charge restrictions. If a prepayment penalty that exceeds the state permitted penalty has expired, this must be reported.

2.	The following section is applicable to Mortgage Loans with an application date prior to October 3, 2015:

a.	Documentation. Review of the following documents for regulatory compliance:

i.	Initial and final application (1003)

ii.	Note, including all addendums

iii.	Copy of note for any junior liens (if applicable)

iv.	Mortgage / Deed of Trust, including all riders

v.	Final HUD-1 Settlement Statement (“HUD-1”). If the final HUD-1 is missing, TPR will review for compliance using the estimated HUD-1 if available in the file. TPR will report if the final HUD-1 is missing and note in the condition that (a) testing was performed using an estimated HUD-1 or (b) there was no estimated or final HUD-1 in the file available for testing.

vi.	Initial, Final and Re-disclosed Truth in Lending Disclosures (“TIL”)

vii.	Notice of Right to Cancel (if applicable)

viii.	Initial and Re-disclosed Good Faith Estimates (“GFE”)

ix.	Rate Lock date information;

b.	High Cost/Higher-Priced Loans

i.	Review of federal, state & local high cost, higher-priced and/or anti-predatory laws and regulations, including those set forth on S chedule 1. Any loan that is determined to be classified and/or defined as high cost, higher-priced, subprime, threshold, predatory high risk, covered or similar classification/definition must be reported.

ii.	Missing initial application / rate lock confirmation – If missing initial application, missing initial application date or missing rate lock confirmation results in inability to determine application date or rate set date for purposes of high cost / higher-priced mortgage loan testing, vendor will test based on: (1) a 6-month window prior to closing date for missing application date; and (2) all dates between application and closing for missing rate set date. Other evidence in file (e.g. date of initial disclosures, rate lock expiration on GFE) may be relied upon to estimate application or rate set date but will be determined on a case by case basis.

c.	TILA/Regulation Z. Review to determine compliance with the applicable requirements of TILA/Regulation Z including, but not limited to, the following:

i.	A review and comparison of the initial and final TIL, and any re-disclosed TIL(s), with a report outlining any TILA violations, including a re-calculation of disclosed finance charge, proper execution by all required parties, principal and interest calculations, proper completion of the interest rate and payment summary, recalculation of disclosed APR, and a review to determine disclosure differences were within the allowed tolerances and disclosures were provided within the required timeframes;

ii.	A review of the Notice of Right to Cancel, including a verification of the transaction date and expiration date, ensuring proper execution of the Notice of Right to Cancel by all required parties verifying the disbursement date and determining if a full three (3) day rescission period was adequately provided to the borrower(s);

A.	A condition must be placed if the transaction is a refinance by the original creditor and the borrower was provided the Form H-8 rescission notice. TPR will note in the condition whether or not there was a new advance that is subject to rescission per TILA/Regulation Z.

iii.	Where the loan file contains evidence of a loan modification (other than a modification pursuant to the Home Affordable Modification Program (HAMP), review file to determine if the loan was a true modification that would not require new TILA disclosures. If not a true modification, must be treated as a refinancing for purposes of new TILA disclosures. Review notes / mortgages / mod agreements & determine if existing note / mortgage have been satisfied and replaced. If so, qualifies as refinancing unless:

A.	Reduction in APR with corresponding change in payment schedule (shortening of maturity, reduction in payment amount or number of payments). However, if maturity is lengthened or if payment amount or # of payments is increased beyond that remaining on existing transaction, new disclosures are required; OR

B.	Change in payment schedule or collateral requirements as a result of default/ delinquency. However, if rate is increased or additional credit is advanced beyond amounts already accrued plus insurance premiums, or a fixed rate loan is being modified into an adjustable rate loan, new disclosures required.

iv.	For Mortgage Loans with an application date on or after January 10, 2014, a review to ensure the Mortgage Loan meets the applicable Ability-to-Repay (ATR) and Qualified Mortgage (QM) qualifications as set forth in regulations promulgated by the Consumer Financial Protection Bureau as found at 12 CFR 1026.43. For purposes of such review, where loans were originated by a broker, consider the loan application date to be the date the loan file was received by the original creditor.

d.	RESPA/Regulation X: Review to ensure compliance with the applicable requirements of RESPA/Regulation X including, but not limited to, the following:

i	Good Faith Estimate (“GFE”):

A.	Confirm the presence of the current GFE form in effect at the time of origination. Verify GFE was provided to the borrower(s) within three (3) business days of the date the lender (or broker if applicable) received an “application,” which is to be defined by the lender;

B.	RESPA 2010: Determine whether a valid and properly documented change in circumstance accompanies any re-disclosed GFE containing the following:

1.	any change(s) to loan terms, including any increase in rate after the rate has been locked and/or change to loan program; and

2.	Any increase in fee(s).

ii.	Final HUD-1: Confirm compliance with the RESPA requirements in effect as of origination of the Mortgage Loan including, but not limited to:

A.	Current applicable HUD-1 form was provided;

B.	Escrow deposit on the HUD-1 matches the initial escrow statement amount; and

C.	Verify all sections of the HUD-1 were accurately completed and that information was reflected in the appropriate locations.

iii.	GFE and Final HUD-1 Comparison (RESPA 2010): Confirm compliance with the RESPA requirements in effect as of origination of the Mortgage Loan including, but not limited to:

A.	Review changes disclosed on the latest GFE provided to the borrower to ensure that they were within the allowed tolerances as set forth in the RESPA requirements.

B.	Confirm Mortgage Loan terms and fees disclosed on the third page of the HUD-1 accurately reflected how they were disclosed on the GFE and how the Mortgage Loan closed;

1.	A change in loan amount from the latest GFE to the HUD-1 is acceptable and should not be conditioned. Any other changes to loan terms must be noted.

C.	Review any attempt to cure a RESPA violation to ensure that the proper reimbursement was made and/or a new HUD-1 was provided and that it was done within the required thirty (30) day window.

e.	Additional RESPA/Regulation X Disclosures and Requirements: Confirm compliance with RESPA/Regulation X documentation and timing requirements in effect at origination of the Mortgage Loan for other RESPA disclosures (Servicing Disclosure Statement; Special Information Booklet; Affiliated Business Arrangement Disclosure; Initial Escrow Disclosure Statement).

f.	Equal Credit Opportunity Act/Regulation B: Confirm compliance with the January 18, 2014 requirements regarding the disclosure of the right to receive a copy of appraisals within three (3) business days of application, the right to receive a copy of the appraisals at least three (3) business days prior to consummation and any applicable waiver.

g.	Fair Credit Reporting Act/Regulation V: Confirm compliance with the FCRA/Regulation V requirements regarding risk-based pricing notice, credit score disclosure and Notice to Home Loan Applicant, as applicable.

h.	Mandatory Arbitration – TPR will test for mandatory arbitration provisions in the loan file.

i.	Single Premium Credit Insurance – TPR will test for purchase loans with single premium credit insurance policies or debt cancellation agreements present in the loan file.

j.	TPR will test for state prepayment and late charge restrictions. If a prepayment penalty that exceeds the state permitted penalty has expired, this must be reported.

k.	Georgia and New Jersey – Vendor will report the following loans:

i.	Mortgage loans subject to the Georgia Fair Lending Act and originated between October 1, 2002 and March 6, 2003.

ii.	Cash-out refinance mortgage loans originated between November 27, 2003 and July 5, 2004 that meet the definition of a “covered home loan” pursuant to the New Jersey Homeownership Security Act.

Q ualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, Recovco reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, Recovco reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, Recovco then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

General Ability to Repay

Recovco reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, Recovco will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

Recovco reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). Recovco does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. Recovco’s review is based on information contained in the loan file at the time it is provided to Recovco to review, and only reflects information as of that point in time.

VALUATION REVIEW:

For each Mortgage Loan, Recovco performed Property Valuation Review Services in accordance with the following waterfall:

The value of the underlying property. Recovco’s review will include verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete,

(iii)  in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guidelines restrictions, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, Recovco’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of Recovco’s review include (i) verifying that the address matched the mortgage note, (ii) noting whether the property zip code was declared a FEMA disaster area classified as IA (Individual Assistance) or IH (Individual and Household Assistance) after the valuation date and notifying the Client of same, (iii) confirming the appraisal report does not include any apparent environmental problems, (iv) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (v) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vi) confirming that the value product that was used as part of the origination decision conforms with rating agency requirements.

If more than one valuation was provided, Recovco will confirm consistency among the valuation products and if there are discrepancies that could not be resolved, Recovco will create an exception and work with the client on the next steps which may include ordering of additional valuation products such as collateral desktop analyses, broker’s price opinions, and full appraisals. If the property valuation products included in Recovco’s review result in a variance of more than 10% then the client will be notified of such variance.

For each Mortgage Loan, Recovco will perform Property Valuation Review Services as indicated in the terms below:

1.	100% of the Loans: Recovco will review the origination appraisal for the following items: (i) the age of the appraisal, (ii) verification of the property address,

(iii) completeness and accuracy of the appraisal form, (iv) verification of the appraiser licensing, (v) the comparable sales analysis including age, distance, and adjustments, (vi) zoning concerns, (vii) appraisal was performed using GSE approved forms, and (viii) made on an “as is” basis.

2.	Additional valuation: Recovco will review the additional valuation provided from origination: (i) the age of the valuation, (ii) verification of the property address, (iii) completeness and accuracy of the valuation form, (iv) the comparable sales analysis including age, distance, and adjustments, (v) zoning concerns, and (vi) made on an “as is” basis.

NRSRO GRADING CRITERIA:

Upon completion of the loan file review, Recovco assigned grading which considered factors based on the review criteria, product, and NRSRO requirements. The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the following:

CREDIT EVENT GRADE
A	The loan meets the published guidelines without exception or waiver. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable. QM designation status has been confirmed.
B	The loan does not meet every applicable requirement of the underwriting guidelines; however, the majority of requirements are met, and strong compensating factors have been document in support of guideline exceptions.
C	The loan does not meet every applicable requirement of the underwriting guidelines due to limited, weak or no compensating factors to support the exception. Status of occupancy, employment, income and asset were not remedied or were remediated post-closing. Fully supported. Fraud was identified and/or credit document defects were not remedies or were remediated post-closing. Lender/aggregator QC designation was not confirmed.
D	The loan file was not provided for review or not sufficiently document in order to complete the review.

REGULATORY COMPLIANCE EVENT GRADE
A	Loan is compliant with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. The loan has met ATR standards as documented by the originator and if applicable has been verified as a qualified mortgage.
B

Identified exceptions have been determined to be non-material and will not impact the enforceability of the loan and/or remediation of material defects has taken place and the remediated exception will not impact the ability to foreclose. All cures are fully and appropriately documented.

C	The loan does not meet every ATR standards, is missing required disclosures or contains inaccurate disclosures which have not been/cannot be remediated and/or a benefit to the borrower cannot be determined. The agreed upon loan terms do not align to legal documents and/or legal documents were not appropriately executed.
D	The loan file was not provided for review or not sufficiently document in order to complete the review

VALUATION EVENT GRADE
A	Value is supported and within 10.00% of the original appraised value, the property is 100% complete and property and valuation meet the required underwriting guidelines and were completed on standard agency approved forms.
B	The property is complete but may require minor repairs that do not affect the habituality, marketability or value or allowable incomplete repairs are supplemented with a builder holdback agreement as required by underwriting guidelines.
C	Value is not supported within 10.00% of the original appraised value, the subject property constructions is not complete and/or appraisal was not on an as-is basis and final inspection is not documented. The appraisal was not conducted on an agency approved form and/or appraiser was not appropriately licensed.
D	The file was missing the appraisal or there was insufficient valuation documentation to perform a review

OVERALL EVENT GRADE
A	Loan meets Credit, Compliance, and Valuation guidelines and has sufficient accuracy and completeness of data to conduct a thorough review.
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit; is in material compliance with all applicable laws and regulations; and the value and valuation methodology are supported and substantially meet published guidelines.
C	The loan does not meet the published guidelines; and/or violates one material law or regulation; and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform an adequate review.

FINDINGS SUMMARY:

After completing a credit, regulatory compliance, and valuation review of the 150 mortgage loans, 126 mortgage loans had a rating grade of “A”, 24 mortgage loans had a rating grade of “B”, no mortgage loans had a rating grade of “C” and no mortgage loans had a rating grade of “D”.

After completing a credit underwriting review of the 150 mortgage loans, 145 mortgage loans had a credit rating grade of “A”, 5 mortgage loans had a rating grade of “B”, no mortgage loans had a rating grade of “C” and no mortgage loans had a rating grade of “D”.

After completing a regulatory compliance review of the 150 mortgage loans, 129 mortgage loans had a regulatory compliance rating grade of “A”, 21 mortgage loans had a rating grade of “B”, no mortgage loans had a rating grade of “C” and no mortgage loans had a rating grade of “D”.

After completing a valuation review of the 150 mortgage loans, 149 mortgage loans had a valuation rating grade of “A”, 1 mortgage loan had a rating grade of “B”, no mortgage loans had a rating grade of “C” and no mortgage loans had a rating grade of “D”.

OVERALL REVIEW RESULTS
NRSRO Grade	Count	% of Reviewed Population Scheduled Balance	Scheduled Balance
A	126	85.46%	$ 107,907,029.56
B	24	15.54%	$ 19,855,413.40
C	0	0.00%	$0.00
D	0	0.00%	$0.00

CREDIT REVIEW RESULTS
NRSRO Grade	Count	% of Reviewed Population Scheduled Balance	Scheduled Balance
A	145	96.89%	$ 123,782,872.15
B	5	3.11%	$ 3,979,570.81
C	0	0.00%	$0.00
D	0	0.00%	$0.00

REGULATORY COMPLIANCE REVIEW RESULTS
NRSRO Grade	Count	% of Reviewed Population Scheduled Balance	Scheduled Balance
A	129	86.05%	$ 109,941,690.12
B	21	13.95%	$ 17,820,752.84
C	0	0.00%	$0.00
D	0	0.00%	$0.00

VALUATION REVIEW RESULTS
NRSRO Grade	Count	% of Reviewed Population Scheduled Balance	Scheduled Balance
A	149	99.38%	$126,969,053.60
B	1	0.62%	$793,389.36
C	0	0.00%	$0.00
D	0	0.00%	$0.00

MORTGAGE LOAN SUMMARY TABLES:

AMORTIZATION TYPE	Count	% of Reviewed Population Scheduled Balance	Scheduled Balance
FIXED	150	100.00%	$127,762,442.96
ARM	0	0.00%	$0.00
TOTAL	150	100.00%	$127,762,442.96

LIEN POSITION	Count	% or Reviewed Population Scheduled Balance	Scheduled Balance
FIRST	150	100.00%	$ 127,762,442.96
SECOND	0	0.00%	$0.00
TOTAL	150	100.00%	$ 127,762,442.96

LOAN PURPOSE	Count	% of Reviewed Population Scheduled Balance	Scheduled Balance
PURCHASE	25	15.48%	$19,777,074.51
RATE/TERM	125	84.52%	$107,985,368.45
CASH OUT	0	0.00%	$0.00
TOTAL	150	100.00%	$ 127,762,442.96

ORIG TERM	Count	% of Reviewed Population Scheduled Balance	Scheduled Balance
0-180	0	0.00%	$0.00
181-240	0	0.00%	$0.00
241-360	150	100.00%	$127,762,442.96
Total	150	100.00%	$ 127,762,442.96

OCCUPANCY	Count	% of Reviewed Population Scheduled Balance	Scheduled Balance
PRIMARY	148	98.50%	$126,171,027.60
SECOND	2	1.50%	$1,591,415.36
INVESTMENT	0	0.00%	$0.00
Total	150	100.00%	$ 127,762,442.96

DATA INTEGRITY REVIEW RESULTS SUMMARY TABLE:

Of the mortgage loans included within the Data Integrity population, there were 14 data discrepancies across 12 unique mortgage loans for an 8.00% variance over 150 loans. The discrepancies are attributed to incorrect data capture at origination.

Field	Loan Count	% of Loans Reviewed (by count)
Representative Score	2	1.33%
Property Address Street	1	0.67%
Original Standard LTV (OLTV)	1	0.67%
Original Note Doc Date	2	1.33%
Original CLTV Ratio Percent	1	0.67%
Original Balance (or Line Amount)	1	0.67%
B2 SSN	1	0.67%
Borrower #2 First Name	1	0.67%
Borrower Last Name	1	0.67%
Lien Priority Type	1	0.67%
Original Appraised Value	2	1.33%

VALUATION REVIEW RESULTS SUMMARY:

The table below summarizes the valuation waterfall results:

VALUATION WATERFALL	LOAN COUNT	% of Loans Reviewed (by count)
CU Score Utilized	0	0.00%
CDA Utilized	140	93.33%
Second Full Appraisal Utilized	7	4.67%
Field Review Utilized	3	2.00%